License And Collaboration Agreements	12 Months Ended
Dec. 31, 2017
License And Collaboration Agreements [Abstract]
LICENSE AND COLLABORATION AGREEMENTS
NOTE 11. LICENSE AND COLLABORATION AGREEMENTS
Our subsidiaries have entered into certain license, collaboration and discovery agreements with third parties for product development. These agreements require our subsidiaries to share in the development costs of such products and the third parties grant marketing rights to our subsidiaries for such products.
Generally, under these agreements: (i) we are required to make upfront payments and other payments upon successful completion of regulatory or sales milestones, (ii) we are required to pay royalties on sales of the products arising from these agreements and (iii) termination is permitted with no significant continuing obligation.
BioSpecifics Technologies Corp.
The Company, through an affiliate, is party to a development and license agreement, as amended (the BioSpecifics Agreement) with BioSpecifics Technologies Corp. (BioSpecifics). The BioSpecifics Agreement was originally entered into in June 2004 to obtain exclusive worldwide rights to develop, market and sell certain products containing BioSpecifics’ enzyme collagenase clostridium histolyticum (CCH), which we market for approved indications under the trademark XIAFLEX®. The Company’s licensed rights concern the development and commercialization of products, other than dermal formulations labeled for topical administration, and currently, the Company’s licensed rights cover the indications of Dupuytren’s contracture (DC), Dupuytren’s nodules, Peyronie’s disease (PD), adhesive capsulitis, cellulite, canine and human lipomas, plantar fibromatosis and lateral hip fat. The Company may further expand the BioSpecifics Agreement, at its option, to cover other indications as they are developed by the Company or BioSpecifics.
Under the BioSpecifics Agreement, we are responsible, at our own cost and expense, for developing the formulation and finished dosage form of products and arranging for the clinical supply of products. BioSpecifics is currently conducting exploratory clinical trials evaluating CCH as a treatment for a number of conditions, including uterine fibroids. The Company has the option to license development and marketing rights to these indications based on a full analysis of the data from the clinical trials, which would transfer responsibility for the future development costs to the Company and trigger opt-in payments and potential future milestone and royalty payments to BioSpecifics.
The BioSpecifics Agreement extends, on a country-by-country and product-by-product basis, for the longer of the patent life, the expiration of any regulatory exclusivity period or twelve years from the effective date. Either party may terminate the BioSpecifics Agreement as a result of the other party’s breach or bankruptcy. We may terminate the BioSpecifics Agreement with 90 days’ written notice.
We must pay BioSpecifics on a country-by-country and product-by-product basis a specified percentage within a range of 5% to 15% of net sales for products covered by the BioSpecifics Agreement. This royalty applies to net sales by the Company or its sublicensees, including Asahi Kasei Pharma Corporation (Asahi Kasei) and Swedish Orphan Biovitrum AB (Sobi). We are also obligated to pay a percentage of any future regulatory or commercial milestone payments received from such sublicensees. In addition, the Company and its affiliates pay BioSpecifics an amount equal to a specified mark-up on certain cost of goods related to supply of XIAFLEX® (which mark-up is capped at a specified percentage within the range of 5% to 15% of the cost of goods of XIAFLEX®) for products sold by the Company and its affiliates.